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                         THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT entered into as of December 16, 1998 by and between PRAEGITZER INDUSTRIES, INC., an Oregon corporation, ("Borrower"), and KEYBANK NATIONAL ASSOCIATION ("Bank"), is as follows:

     1. RECITALS. Borrower and Bank are parties to that certain Credit Agreement dated as of March 31, 1998, as amended by the First Amendment to Credit Agreement dated August 6, 1998 and by the Second Amendment to Credit Agreement dated December 8, 1998 ("Agreement"). Borrower and Bank desire to revise the Agreement in the manner set forth herein.

     2. SECTION 7.17. Section 7.17 of the Agreement is hereby amended by replacing "$15,000,000" with "$10,000,000."

     3. CONSENT. Bank hereby consents to and approves the issuance by Borrower of subordinated debt in the principal amount of not less than $10,000,000 containing subordination terms substantially similar to or the same as the subordination terms attached to the Second Amendment to Credit Agreement as EXHIBIT A.

     4. AMENDMENT FEE. As consideration for Bank entering into this Third Amendment to Credit Agreement, Borrower hereby agrees to pay Bank an amendment fee of $40,000 upon the signing of this Third Amendment.

     5. RELEASE. Borrower hereby waives any and all defenses, claims, counterclaims and offsets against Bank which may have arisen or accrued through the date of this Third Amendment and acknowledges that Bank and its officers, agents and attorneys have made no representations or promises to Borrower except as specifically reflected in the Agreement as amended hereby.

     6. EFFECTIVE DATE. This Third Amendment shall be effective upon the execution of this Third Amendment by Borrower and Bank and the payment by Borrower to Bank of the $40,000 amendment fee.

     7. RATIFICATION. Except as otherwise provided in this Third Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     8. ONE AGREEMENT. The Agreement, as modified by the provisions of this Third Amendment, shall be construed as one agreement.


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     9.   COUNTERPARTS.  This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     10.  OREGON STATUTORY NOTICE.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, Borrower and Bank have caused this Third Amendment to be executed as of the date first above written.

                                        PRAEGITZER INDUSTRIES, INC.


                                        By: /s/ Scott Gilbert
                                           ---------------------------------

                                        Title: Vice President, Finance
                                              ------------------------------


                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Thomas A. Crandell
                                           ---------------------------------

                                        Title: Vice President
                                              ------------------------------



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